EXHIBIT 99.6

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY’S PROSPECTUS DATED JULY     , 2013 (THE “PROSPECTUS”) AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC., THE SUBSCRIPTION AGENT, BY CALLING (855) 793-5068.

ACCELERATE DIAGNOSTICS, INC.

SHARES OF COMMON STOCK

ISSUABLE UPON EXERCISE OF SUBSCRIPTION RIGHTS

NOMINEE HOLDER CERTIFICATION

The undersigned, a bank, broker, trustee, depository or other nominee holder of subscription rights (the “Subscription Rights”) to purchase shares of common stock, par value $0.001 per share (“Common Stock”), of Accelerate Diagnostics, Inc., a Delaware corporation (the “Company”), pursuant to the rights offering described in the Company’s prospectus dated July , 2013 (the “Prospectus”), hereby certifies to the Company and Broadridge Corporate Issuer Solutions, Inc., as subscription agent for the rights offering, that (1) the undersigned has exercised on behalf of the beneficial owners thereof (which may include the undersigned), the basic subscription privilege as to the number of shares of Common Stock specified below on behalf of beneficial owners of Subscription Rights, (2) the undersigned has exercised on behalf of the beneficial owners thereof (which may include the undersigned), the over-subscription privilege as to the number of shares of Common Stock specified below, applicable only to those beneficial owners who have fully exercised their basic subscription privilege, listing separately below for each beneficial owner the basic subscription privilege and any associated over-subscription privilege (without identifying any such beneficial owner) and (3) with respect to any exercise of the over-subscription privilege described in (2) above, each such beneficial owner’s basic subscription privilege has been exercised in full:

	NUMBER OF SHARES OWNED ON RECORD DATE	NUMBER OF SHARES SUBSCRIBED FOR PURSUANT TO BASIC SUBSCRIPTION PRIVILEGE	NUMBER OF SHARES SUBSCRIBED FOR PURSUANT TO OVER-SUBSCRIPTION PRIVILEGE
1.
2.
3.
4.
5.

Name of Bank, Broker, Trustee, Depository or Other Nominee

By:
Authorized Signature

Name:
(Please print or type)

Title:
(Please print or type)

Provide the following information if applicable:

Depository Trust Company (“DTC”) Participant Number

Participant:

By:
Authorized Signature

Name:
(Please print or type)

Title:
(Please print or type)

DTC Subscription Confirmation Number(s)